UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 15, 2004

TBC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-11579	31-0600670

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7111 Fairway Drive, Suite 201, Palm Beach Gardens, Florida	33418

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(561) 227-0955

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On September 15, 2004, TBC Corporation issued a press release reporting the financial impact of the Florida hurricanes. The text of that press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

          See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION
September 15, 2004	By:	/s/ Thomas W. Garvey
Thomas W. Garvey
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

		Located at
		Numbered Page
99.	Additional Exhibits.

99.1	TBC Corporation Press Release dated September 15, 2004	4

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